Exhibit 10.26

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
GOOGLE SERVICES AGREEMENT

COMPANY INFORMATION

COMPANY: IAC/InterActiveCorp, on behalf of itself and all of its Affiliates whose Sites are included in this Agreement
	Business Contact:	Legal Contact:	Technical Contact:
Name:	Mark Stein	Gregg Winiarski	As Provided by Company for each Company Site Affiliate
Title:	SVP & Chief Strategy Officer	EVP & General Counsel
Address, City, State, Postal Code:	555 W. 18th Street New York, NY 10011	555 W. 18th Street New York, NY 10011
Phone:	212 314-7288	212 314-7376
Email:	Mark.Stein@iac.com	Gregg.Winiarski@iac.com

TERM

TERM: Starting on April 1, 2016 (“Effective Date”) and continuing through March 31, 2020 (inclusive)

[***]

[***]	[***]
[***]	[***]

IMAGE SEARCH SERVICE (“IS”)	Search Fees
Sites approved for IS: See Exhibit A	[***]

ADVERTISING SERVICES

ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage
Sites approved for AFS: See Exhibit A Approved Client Applications for AFS: See Exhibit A	See Exhibit B

ADSENSE FOR CONTENT (“AFC”)	AFC Revenue Share Percentage
Sites approved for AFC: See Exhibit A	[***]

CURRENCY

AUD JPY CAD KRW EUR USD GBP Other

This Google Services Agreement (“Agreement”) is entered into by Google Inc. and Google Ireland Limited (“Google”) and IAC/InterActiveCorp and IAC Search & Media Europe Limited (“Company”) and is effective as of the Effective Date. In the event that Services are provided to a Company entity that is organized in: (i) the Americas, then Google Inc. is the entity that provides and IAC/InterActiveCorp (or its designated Affiliate) is the entity that receives such Services; and (ii) Europe, the Middle East, Africa, Asia or Oceania, then Google Ireland Limited is the entity that provides and IAC Search & Media Europe Limited (or its designated Affiliate) is the entity that receives such Services; and “Google” and “Company” as used in this Agreement will be construed accordingly.
1.Definitions. In this Agreement:
1.1     [***].
1.2     “Ad” means an individual advertisement provided through the applicable Advertising Service.

1.3    “Ad Revenues” means, for any period during the Term, revenues that are recognized by Google in connection with Company’s use of the applicable Advertising Service and attributed to Ads in that period. [***].
1.4     “Ad Set” means a set of one or more Ads.
1.5     “Advertising Services” means the advertising services selected on the front pages of this Agreement.
1.6     “AFC RPM” means AFC Ad Revenues per one thousand AFC Requests.
1.7 “Affiliate” means any entity that directly or indirectly controls, is controlled by, or is under common control with, a party, or any entity that directly or indirectly owns, is owned by, or is under common ownership with, a party. [***].
1.8 [***].
1.9 [***].
1.10 “Brand Features” means each party’s trade names, trademarks, service marks, logos, domain names, and other distinctive brand features.
1.11 “Browser Addressbar” means a web browser’s address bar [***].
1.12 [***].
1.13 “Client Application” means any application, plug-in, helper, component or other executable code that runs on a user’s computer.

1.14 “Client Application Guidelines” means the policy guidelines [***] attached hereto in Exhibit E, [***].
1.15 “Company Client Application” means any Client Application [***].
1.16 “Company Content” means any content served to End Users that is not provided by Google.
1.17 “Company Site Affiliate” means an Affiliate of Company (a) that is the owner and operator of a Site [***], or (b) [***].
1.18 “Confidential Information” means information that one party (or an Affiliate of a party) discloses to the other party under this Agreement, and that is marked as confidential or would reasonably be considered confidential information under the circumstances.  It does not include information that the recipient already knew, that becomes public through no fault of the recipient or its Affiliates, that was independently developed by the recipient or its Affiliates without reference to other party’s Confidential Information, or that was lawfully given to the recipient or its Affiliates by a third party.
1.19 [***].
1.20 “End Users” means individual human end users [***].
1.21 [***].
1.22 [***].
1.23 “Google Branding Guidelines” means the brand treatment guidelines applicable to the Services [***].
1.24 “Google Program Guidelines” means the policy and implementation guidelines applicable to the Services [***].
1.25 “Google Signature Date” means the earliest date that both Google Inc. and Google Ireland Limited have signed this Agreement.
1.26 “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trademarks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.
1.27 [***].
1.28 [***].
1.29 [***].

1.30 “Net Ad Revenues” means, for each of the Advertising Services, for any period during the Term, Ad Revenues for that period [***].
1.31 “Request” means a request [***] to Google for [***] an Ad Set (as applicable).
1.32 “Results” means [***] Ad Sets or Ads.
1.33 “Results Page” means any Site page [***] that contains any Results.
1.34 “Search Box” means a search box [***] for the purpose of sending search queries to Google as part of a Request.
1.35 [***].
1.36 “Search Query” means (a) a text query entered and submitted by an End User [***].
1.37 [***].
1.38 [***].
1.39 [***].
1.40 “Services” means the Advertising Services [***].
1.41 “Site(s)” means the website(s) located at the URL(s) referenced on the front pages of this Agreement, together with the additional URL(s) identified by Company from time to time under subsection 12.3(a) below [***].
1.42 [***].
1.43 [***].
1.44 [***].
1.45 [***].
1.46 [***].
2. Launch, Implementation and Maintenance of Services.
2.1 [***].
2.2 Implementation and Maintenance.
a.For the remainder of the Term, Google will make available and Company will implement and maintain one or more of the Services on each of the Sites [***].

b.Company will ensure that [***] Company or a Company Site Affiliate:
(i)      is the technical and editorial decision maker in relation to each page, including Results Pages [***] on which the Services are implemented; and
     (ii)      has control over the way in which the Services are implemented on each of those pages [***].
c. Company will ensure that the Services are implemented and maintained in accordance with:
(i)     the applicable Google Branding Guidelines;

(ii)     the applicable Google Program Guidelines;

(iii)    Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

d.    For each AFS Request, Company will request [***] AFS Ads [***].
e.    Company will ensure that (i) every AFS Request is generated by a Search Query and (ii) every AFS Request contains the Search Query that generated that Request.
f.    Google will, upon receiving a Request sent in compliance with this Agreement, provide [***] an Ad Set [***] when available. Company will then [***], display the [***] Ad Set (as applicable) on the applicable Site [***].
g.    Company will ensure that at all times during the applicable Term, Company or the relevant Company Site Affiliate:
(i)    has a clearly labeled and easily accessible privacy policy in place [***]; and
(ii)    [***].

h.    [***].

2.3    Company Site Affiliates. Company is responsible for any use of and access to the Services, including Results, by any Company Site Affiliate.   If the conduct of a Company Site Affiliate would be a breach of this Agreement had the conduct been performed by Company, such Company Site Affiliate conduct will be treated as Company’s breach of this Agreement. [***].

2.4    [***] Company will ensure that every Search Query generates a Request for an AFS Ad Set [***].
2.5    [***].
2.6    [***].
a.    [***].
b.    [***].
c.     [***].
2.7    [***].
2.8    [***].
3.    Policy and Compliance Obligations.
3.1    Policy Obligations. Company will not [***]:
a.    modify, obscure or prevent the display of all, or any part of, any Results [***];
b.    edit, modify, truncate, filter or change the order of the information contained in any Ad Set or Ad Results (either individually or collectively) [***];
c.    edit, filter, truncate, append terms to or otherwise modify any Search Query [***];
d.    [***];
e.    display any Results in pop-ups, pop-unders, exit windows, expanding buttons, animation or other similar methods;
f.    interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;
g.    display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;
h.    [***];
i.    directly or indirectly, (i) offer incentives to End Users to generate impressions, Requests or clicks on Results, (ii) fraudulently generate impressions, Requests or clicks on Results or (iii) modify impressions, Requests or clicks on Results;

j.    “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results);
k.    display on any Site [***] any content that violates or encourages conduct that would violate the Google Program Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time (“Unacceptable Content”) [***];
l.    [***]; or
m.    [***].
3.2    Customer Content. For Site [***] content not controlled by Company, Company will use commercially reasonable efforts to ensure that such content is not Unacceptable Content. [***].
3.3    Compliance Obligations. Company will not [***] allow any use of or access to the Services through any Site [***] that is not in compliance with the terms of this Agreement. [***].
4.    [***].
4.1    [***].
4.2    [***].
4.3    [***]:
a.    [***];
b.    [***];
c.    [***];
d.    [***];
e.    [***];
4.4    [***].
a.    [***].
b.    [***].
c.    [***].
d.    [***].

e.    [***].
f.    [***].
5.    [***].
     5.1     Client Application Guidelines. Company will [***] comply with Google’s Client Application Guidelines. [***].
5.2    [***].
5.3    [***].
a.    [***]:
(i)    [***].
(ii)    [***].
(iii)     [***].
(iv)    [***].
(v)    [***].
b.    [***].
c.    [***]:
(i)    [***].
(ii)    [***].
d.    [***].
e.    [***].
6.    [***].
7.    Filters.
7.1    Blocklist. Company may, at its option, provide Google with a list of URLs for URL blocking (the “Blocklist”) and Google will use commercially reasonable efforts to exclude from Results served under this Agreement any Ads that contain the URL’s set forth in the Blocklist, in each case, as further described in the Google Program Guidelines. [***].
7.2    [***].

8.    Client IDs; Reports.
8.1    Client IDs. Google shall provide Company with client IDs and channel IDs, as reasonably requested by Company from time to time. [***].
8.2    Reports. Google will provide Company with up-to-date online status reports for each client ID assigned to Company, including providing ongoing access by Company to such reports and associated data via API for so long as Google makes such API’s generally available to publishers (and subject to any applicable terms of service associated with such API’s). [***].
9.    Third Party Distribution.
9.1    [***].
9.2    [***].
9.3    [***].
10.    [***].
10.1    [***].
10.2    [***].
10.3 [***].
10.4    [***].
11.    [***].
12.    Changes and Modifications.
12.1    [***].
12.2    By Company. Company will provide Google with [***] prior notice of any material change in any implementation, layout, code or serving technology that could reasonably be expected to affect the delivery or display of any Results.
12.3    Site List and Approved Client Application Changes.
a.    Company may notify Google from time to time that it wishes to add or remove (i) website(s) to those comprising the Site(s) or (ii) Client Applications [***] .
b.    [***]:
(i)    [***].

(ii)    [***].
13.    Data.
13.1    Definition of Company Data. As between Company and Google, any data or information sent by Company or any Company Site Affiliate to Google during the Term[***]. In addition, as between Google and Company, any data or information [***] under this Agreement [***].
13.2    Definition of Google Data. As between Company and Google, any data or information collected by Google [***] will remain the property of Google.
13.3 Permitted and Prohibited Uses.
a.    Company Data. [***].
b.    Google Data. [***].
c.    [***].
d.    [***].
e.    Legally Required Uses. Notwithstanding the foregoing or anything to the contrary herein, either party may use the [***] to the extent required by law, in order to comply with legal process, preventing fraud or imminent harm, and ensuring the security of its network and services.
14.    Test Queries.
14.1    Google Test Queries. During the Term, Google shall have the right to send uncompensated queries (to test both the AFS and AFC Services) using automated processes to the Sites [***] in order to verify that Ads are being served in compliance with the terms of this Agreement, to monitor or optimize the Services, and to enable Google to respond to Company’s or the Company Site Affiliates’ requests to test products or services on the Sites [***]. During each month of the Term, Google may (i) send uncompensated queries and, if so, shall use commercially reasonable efforts to send an amount no greater than [***] percent [***] of the total number of AFS Requests and AFC Requests during such month; and (ii) conduct automated testing of the Sites [***] from a block of pre-identified IP Addresses.
14.2    [***].

15.    Intellectual Property. Subject to the terms and conditions of this Agreement, Google grants to Company a limited, nonexclusive, non-transferable, and non-sublicensable license, during the Term, to use the applicable Service protocols provided by Google solely for the purpose of transmitting Requests and other required information, and for receiving Result Sets, as applicable. Company shall not modify, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code of the Services, any Google Protocols, Google Brand Features, or any other software, or documentation associated with the Services. Company will not remove, obscure, or alter Google’s copyright notice, trademarks, or other proprietary rights notices affixed to or contained within any Google Services, software, or documentation. Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors, and all rights not expressly granted herein are reserved.
16.    Brand Features.
16.1    Google Brand Features. Google grants to Company a non-exclusive and non-sublicensable license during the Term to use the Google Brand Features, in accordance with this Agreement and the Google Branding Guidelines, to: (a) fulfill Company’s obligations in connection with the Services; (b) use Google’s name in securities filings, and documents required by law; and (c) use Google’s name in press releases (in accordance with Section 18) and Google Brand Features in presentations and marketing materials; [***]. Any goodwill resulting from the use by Company of the Google Brand Features will belong to Google.
16.2    Company Brand Features. Google may include Company’s and its Affiliates’ Brand Features in customer lists. [***] Except for the right to include Company, its Affiliates (which use the Services under this Agreement) and the Sites on a list of customers who use the Services, this Agreement does not grant Google any rights to reference or use any Company Brand Features. Company’s license to Google shall be expressly limited to Google specifically referencing Company and/or its applicable Affiliates as a customer only of the Services and shall not include any reference that such entity utilizes any other Google product or any reference that is ambiguous enough to cause confusion as to whether Company uses any other Google product other than the Services pursuant to this Agreement. Any goodwill resulting from the use by Google of Company Brand Features will belong to Company.
16.3    [***].
17.    Payment.
17.1    [***].
a.    [***].
b.    [***].
c.    [***].

17.2    Google Payments.
a.    For each applicable Advertising Service, Google will pay Company an amount equal to the Revenue Share Percentage (listed on the front pages of this Agreement) of Net Ad Revenues attributable to a calendar month. [***].
b.    Google’s payments for Advertising Services under this Agreement [***] may be filtered to exclude (i) invalid queries, impressions, conversions or clicks [***].
17.3    All Payments.
a.    As between Google and Company, Google is responsible for all taxes (if any) associated with the transactions between Google and advertisers in connection with Ads displayed on the Sites [***]. Company is responsible for all taxes (if any) associated with the Services, other than taxes based on Google’s net income. All payments to Company from Google in relation to the Services will be treated as inclusive of tax (if applicable) and will not be adjusted. If Google is obligated to withhold any taxes from its payments to Company, Google will notify Company of this and will make the payments net of the withheld amounts. Google will provide Company with original or certified copies of tax payments (or other sufficient evidence of tax payments) if any of these payments are made by Google.
b.    All payments due [***] will be in the currency specified in this Agreement and made by electronic transfer to the account notified to the paying party by the other party for that purpose, and the party receiving payment will be responsible for any bank charges assessed by the recipient’s bank. Any charges for converting foreign currency shall be the responsibility of Company and will be invoiced accordingly.
c.    [***].
17.4    SOC 1 Report; Officer’s Certificate.
a.    [***].
b.    Officer’s Certificate. At Google’s written request, but no more often than once every calendar quarter during the Term, Company will provide Google with a written certificate signed by an authorized officer of Company that certifies as of the date of such certificate that Company and each of the Company Site Affiliates are in compliance with [***].
18.    Confidentiality; Publicity.
18.1    Confidentiality. Except with the prior written consent of the disclosing party, the recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, agents or professional advisors who need to know it and who have agreed in writing (or in the case of professional advisors are otherwise bound) to keep it confidential. The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement, while using reasonable care to keep the Confidential Information confidential.  The recipient may also disclose Confidential

Information when required by law after giving reasonable notice to the discloser, if permitted by law.
18.2    Exceptions.
a.    Notwithstanding Section 18.1 (Confidentiality), Google may (a) inform advertisers of Company’s participation in the Services [***].
b.    Each party agrees that the terms of this Agreement shall be deemed Confidential Information of the other party; provided that, in addition to the permitted disclosures under Section 18.1, either party may disclose the terms of this Agreement (i) if required to do so by law or generally accepted accounting principles, (ii) as required to assert its rights hereunder, and (iii) to its own directors, employees, attorneys, accountants, and other advisors on a “need to know” basis and under an obligation of confidentiality no less stringent than set forth herein. Each party agrees that the disclosing party will be given prompt notice of any disclosure made pursuant to clause (i) or (ii) above, and that any such disclosure shall be limited to the extent reasonably possible and as permitted by applicable law. Notwithstanding the foregoing, in the event that Company is required to file a copy of this Agreement or a summary of this Agreement with the Securities and Exchange Commission, Company will seek confidential treatment for any such filing [***].
18.3    Publicity. Neither party may issue any press release or make any public statement regarding this Agreement without the other’s written approval [***].
19.    Warranties; Disclaimers.
19.1    Warranties. Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.
19.2    Disclaimers. Except as expressly provided for in this Agreement and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.
20.    Indemnification.
20.1    By Company. Company will indemnify, defend, and hold harmless Google and its Affiliates, and their respective officers, directors, employees and agents, from and against all liabilities, damages, and reasonable costs (including settlement costs) arising out of a third party claim brought against Google or its Affiliates: (a) arising from any Company Content, Sites, [***] or Company Brand Features [***]; (b) arising from Company’s use of the Services in breach of this Agreement [***]; (c) that Company’s unauthorized use of information provided by Google violates applicable data protection laws; (d) [***]; (e) [***]; (f) [***]; (g) [***]; or (h) [***].

20.2    By Google.
a.    Google will indemnify, defend, and hold harmless Company and its Affiliates (which are receiving the Services under this Agreement), and their respective officers, directors, employees and agents, from and against all liabilities, damages, and reasonable costs (including settlement costs) arising out of a third party claim brought against Company or its Affiliates: (i) that authorized use of Google’s technology used to provide the Services or any Google Brand Features infringes or misappropriates any copyright, trade secret, trademark or patent of that third party; (ii) [***]; or (iii) [***].
b.    [***].
20.3    General. Indemnification shall be provided for any claim covered under this section and shall be limited to (i) payment by the indemnifying party (“Indemnitor”) of all damages and costs finally awarded (including reasonable attorney’s fees) for such claim, or (ii) settlement costs approved in writing by the Indemnitor. The indemnification obligations set forth in this Agreement shall not apply to the extent Indemnitor has been prejudiced by the failure of the party seeking indemnification (“Indemnitee”) to: (i) promptly notify the Indemnitor of such claim, (ii) provide the Indemnitor with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (iii) give the Indemnitor full control and sole authority over the defense and settlement of such claim. The Indemnitee may join in defense with counsel of its choice at its own expense. Neither party shall agree to any settlement that admits wrongdoing by the other party or that imposes any non-monetary obligations, or any monetary obligations not indemnified by the other party, on the other party, without such other party’s consent (not to be unreasonably withheld). The Indemnitor shall only reimburse the Indemnitee for expenses incurred by the Indemnitee with the Indemnitor’s prior written approval. THIS SECTION 20 STATES THE PARTIES’ ENTIRE LIABILITY AND EXCLUSIVE REMEDY WITH RESPECT TO VIOLATION OF A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS [***].
21.    Limitation of Liability.
21.1    Limitation.
a.     SUBJECT TO SECTION 21.2, NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT (INCLUDING PRODUCT LIABILITY, STRICT LIABILITY, AND NEGLIGENCE), EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY STATED HEREIN.
b.    SUBJECT TO SECTION 21.2, IN NO EVENT SHALL EITHER PARTY’S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED [***].

21.2    Exceptions to Limitations.  These limitations of liability do not apply to:
a.    Company’s breach of Section 4 (Exclusivity);
b.    either party’s breaches of confidentiality obligations contained in this Agreement;
c.    violations of a party’s Intellectual Property Rights by the other party; or
d.    indemnification obligations contained in this Agreement; provided, however, that (i) Google’s liability for indemnification obligations with regard to the [***] will not exceed [***], and (ii) Google’s liability for indemnification obligations with regard to [***] will not exceed [***].
21.3    Exceptions to Limitations for Certain Breaches.
a.    The limitations of liability set out in Section 21.1 do not apply to any [***] in each case in material breach of the Agreement. This Section 21.3(a) shall only apply (i) for damages that cannot be mitigated [***] and (ii) [***]; provided, however, that in no event shall [***] aggregate liability under this Section exceed [***]. The non-breaching party may not seek damages incurred earlier than [***] prior to filing such claim under this Section.
b.    The limitations of liability set out in Section 21.1 do not apply to any [***] with respect to which the breaching party [***]. This Section 21.3(b) shall only apply for damages that cannot be mitigated despite [***]; provided, however, that in no event shall [***] aggregate liability under this Section 21.3(b) exceed [***]. The non-breaching party may not seek damages incurred earlier than [***] prior to filing a claim under this Section.
21.4    No Addition of Liabilities. The limitations of liabilities set forth in the Agreement shall not be additive. Each party’s aggregate liability for all claims under the Agreement may never exceed the liability cap ascribed to those claims, and together may never exceed the highest applicable liability cap [***].
22.    Term and Termination.
22.1    Term. The term of this Agreement will commence on the Effective Date and will continue for the period stated in the box titled “Term” on the front pages of this Agreement, unless earlier terminated as provided in this Agreement (the “Term”).
22.2    Termination.
a.    Either party may terminate this Agreement with notice if the other party is in material breach (and has received notice thereof) of this Agreement (taken as a whole):
(i)    where the breach is incapable of remedy;

(ii)    here the breach is capable of remedy and the party in breach fails to remedy that breach within [***] after receiving notice from the other party; or
(iii)    [***].
d.    [***].
e.    [***].
f.    [***].
g.    [***].
h.    Upon the expiration or termination of this Agreement for any reason:
(i)    all rights and licenses granted by each party will cease immediately;
(ii)    if requested, [***] each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party;
(iii)    each party’s rights to use any of the other party’s Brand Features, as permitted under the Agreement, shall cease immediately; and
(iv)    [***].
23.    Miscellaneous.
23.1    Compliance with Laws. Each party will comply in all material respects with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.
23.2 Notices. All notices of termination or breach must be in writing and addressed to the attention of the other party’s Legal Department and primary point of contact.  The email address for notices being sent to Google’s Legal Department is legal-notices@google.com. All other notices must be in English, in writing (email to suffice) and addressed to the other party’s primary contact. Notice will be treated as given on receipt, as verified by written or automated receipt or electronic log (as applicable).
23.3    [***].
23.4    Assignment.
a.     Assignment. Neither party may assign or transfer any part of this Agreement without the written consent of the other, except [***]  Any other attempt to assign is void. [***].
b.     [***].

c.    Sale of an Asset. Except as provided for in this Section, in the event Company or its Affiliate sells or transfers, whether by way of merger, consolidation, change of control, sale of securities or assets, contract, management agreement or otherwise, (i) any Site [***] then such website [***] shall no longer constitute a Site [***] under this Agreement [***].
23.5    Governing Law. ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SERVICES WILL BE GOVERNED BY CALIFORNIA LAW, EXCLUDING CALIFORNIA’S CONFLICT OF LAW RULES, AND WILL BE LITIGATED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF SANTA CLARA COUNTY, CALIFORNIA, USA. THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THOSE COURTS.
23.6    Equitable Relief. Nothing in this Agreement will limit either party’s ability to seek equitable relief.
23.7    Entire Agreement; Amendments. This Agreement sets out all terms agreed between the parties and supersedes all other agreements between the parties relating to its subject matter. In entering into this Agreement, neither party has relied on, and neither party will have any right or remedy based on, any statement, representation or warranty (whether made negligently or innocently), except those expressly set out in this Agreement. Any amendment must be in writing, signed (including by electronic signature) by both parties, and expressly state that it is amending this Agreement.
23.8    No Waiver. Neither party will be treated as having waived any rights by not exercising (or delaying the exercise of) any rights under this Agreement.
23.9    Severability. If any term (or part of a term) of this Agreement is judged by a court of competent jurisdiction to be invalid, illegal or unenforceable, the rest of the Agreement will remain in effect.
23.10    Survival. The following sections of this Agreement will survive any expiration or termination of this Agreement: 13 (Data), 14 (Intellectual Property), 18 (Confidentiality; Publicity), 20 (Indemnification), 21 (Limitation of Liability), 22.2(f) (Termination) and 23 (Miscellaneous).
23.11    No Agency. The parties to this Agreement are and will remain independent contractors and nothing in this Agreement creates an agency, partnership, or joint venture between the parties. Neither party will be deemed to be an employee or legal representative of the other nor shall either party have any right or authority to create any obligation on behalf of the other party.
23.12    No Third Party Beneficiaries. This Agreement does not confer any benefits on any third party unless it expressly states that it does.

23.13    Force Majeure. Neither party will be liable for failure or delay in performance to the extent caused by circumstances beyond its reasonable control.
23.14    Counterparts. The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.
Signed:

Google Inc.	IAC/InterActiveCorp
By: /s/ AUTHORIZED SIGNATORY	By: /s/ AUTHORIZED SIGNATORY
Print Name: Authorized Signatory	Print Name: Authorized Signatory
Title: Authorized Signatory	Title: Authorized Signatory
Date: October 26, 2015	Date: October 26, 2015

Google Ireland Limited	IAC Search & Media Europe Limited
By: /s/ AUTHORIZED SIGNATORY	By: /s/ AUTHORIZED SIGNATORY
Print Name: Authorized Signatory	Print Name: Authorized Signatory
Title: Authorized Signatory	Title: Authorized Signatory
Date: October 26, 2015	Date: October 26, 2015

List of Exhibits Attached Hereto:
Exhibit A
[***].
Exhibit B
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Exhibit C
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Exhibit D
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Exhibit E
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Exhibit F
[***].
Exhibit G
[***].
Exhibit H
[***].
Exhibit I
[***].
Exhibit J
[***].

EXHIBIT A
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EXHIBIT B
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EXHIBIT C
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[***].

EXHIBIT D
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[***].

EXHIBIT E
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[***].

EXHIBIT F
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EXHIBIT G
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[***].

EXHIBIT H
[***]
[***].

EXHIBIT I
[***]
[***].

EXHIBIT J
[***]
[***].